Equity	6 Months Ended
Jun. 30, 2023
Equity [Abstract]
Equity

Note 12. Equity

On May 2, 2023, the shareholders of the Company approved a 1 for 2,600 share forward split of the Company’s authorized and issued ordinary shares whereby every 1 share was split into 2,600 shares. In addition, the par value of each ordinary share decreased from $0.001 to $0.000000385. The financial statements and all share and per share amounts have been retroactively restated to reflect the share forward split. On May 2, 2023, in addition to the share forward split, the shareholders of the Company also approved an increase in the Company’s authorized ordinary shares from 100,000,000 to 260,000,000,000.

Authorized Shares

As of June 30, 2023, the Company has 260,000,000,000 authorized ordinary shares, par value $$0.000000385 per share.

Ordinary Shares

No shares were issued during the six months ended June 30, 2023. As of June 30, 2023, the Company has 48,011,600 ordinary shares issued and outstanding.